UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 22, 2012

DATE OF REPORT

(Date of Earliest Event Reported)

RAVEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

South Dakota	001-07982	46-0246171
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107, Sioux Falls, SD 57117-5107

(Address of principal executive offices)

(605) 336-2750

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) of Raven Industries, Inc. (the “Company”) held on May 22, 2012, the Company’s shareholders approved amendments to the Company’s 2010 Stock Incentive Plan, as amended (the “2010 Plan”). The amendments to the Plan (1) increase the number of shares reserved for issuance thereunder by 500,000, (2) authorize the granting of restricted stock units, (3) authorize the granting of performance awards that will qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, including specifying a list of permissible performance goals for performance awards under the Plan and (4) consistent with requirements under the Nasdaq Marketplace Rules, eliminate the requirement that shareholders approve any future amendment expanding the types of incentives to be granted under the Plan. For information regarding the 2010 Plan, as amended, and the terms of restricted stock units granted to the Company’s named executive officers contingent upon shareholder approval of the amendments to the 2010 Plan, please refer to the Company’s definitive proxy statement for its 2012 Annual Meeting as filed with the SEC on April 12, 2012.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2012 Annual Meeting, the Company’s shareholders approved amendments to the Company’s Amended and Restated Bylaws that, among other things, (1) incorporate advance notice provisions for shareholders seeking to propose business or nominate directors for election at a future shareholders meeting, (2) change the notice provisions and certain other matters relating to shareholders meetings, principally to conform the bylaws to South Dakota corporate law, (3) change some provisions relating to the Board of Directors, including provisions on director removal and resignation, (4) formalize certain officer positions, (5) change provisions on indemnification, including making indemnification of directors and officers mandatory in most cases, and (6) allows the Board of Directors to amend the bylaws in the future, while providing that the shareholders also have the authority to amend the bylaws by majority vote. For information regarding the Amended and Restated Bylaws, as amended, please refer to the Company’s definitive proxy statement for its 2012 Annual Meeting as filed with the SEC on April 12, 2012.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders at the 2012 Annual Meeting:

		Votes For	Votes Against/Withheld	Broker Non-Votes
1.	Election of Directors

	Anthony W. Bour	12,107,393.480	2,929,001.607	2,137,860
	Thomas S. Everist	14,819,098.104	247,296.983	2,137,860
	Mark E. Griffin	14,820,925.866	245,469.221	2,137,860
	Kevin T. Kirby	14,643,079.104	423,315.983	2,137,860
	Marc E. LeBaron	14,848,059.714	218,335.373	2,137,860
	Cynthia H. Milligan	14,743,394.363	323,000.724	2,137,860
	Daniel A. Rykhus	14,985,470.732	80,924.355	2,137,860

		Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
2.	A non-binding advisory vote the compensation of our executive officers disclosed in the proxy statement.
		13,831,559.324	317,479.490	917,356.273	2,137,860

		Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
3.	Amend the Company’s 2010 Stock Incentive Plan.
		10,898,917.518	3,359,573.997	807,903.573	2,137,860

		Votes For	Votes Against/Withheld	Abstentions
4.	Ratification of the appointment of PricewaterhouseCoopers as the Independent Registered Public Accounting Firm.
		17,119,646.492	50,715.565	33,893.030

		Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
5.	Adopt the amended and restated bylaws of the company.
		14,928,760.643	82,541.381	62,846.063	2,130,107

Based upon the submission of proxies and ballots by the required votes all directors/nominees have been elected, the executive compensation has been approved, the shareholders approved the amendment of the Company’s 2010 Stock Incentive Plan, PricewaterhouseCoopers, LLP has been ratified as the company’s accounting firm and the shareholders adopted the amended and restated bylaws of the Company.

Each proposal was approved by the Company’s stockholders by the required vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAVEN INDUSTRIES, INC.

/s/ Thomas Iacarella
Thomas Iacarella
Vice President and CFO, Secretary and Treasurer
(Principal Financial and Accounting Officer)

Date: May 23, 2012